MERGER AGREEMENT

         By this MERGER AGREEMENT dated as of September 1, 1998 (this "Agreement"), CAPITAL TITLE GROUP, INC., a Delaware corporation ("Capital"), NEW CENTURY TITLE COMPANY OF NORTHERN CALIFORNIA, a California corporation (the "Merger Sub"), NORTHWESTERN CONSOLIDATED CORPORATION, a California corporation ("NCC"), and NORTHWESTERN TITLE COMPANY OF ALAMEDA COUNTY, NORTHWESTERN TITLE SECURITY COMPANY, NORTHWESTERN ACCOMMODATION COMPANY, NW SERVICE CORPORATION, NAVE CORPORATION, NORTHWESTERN TITLE INSURANCE COMPANY and RECON SERVICES CORPORATION (each individually a "Subsidiary" and collectively the "Subsidiaries"), hereby represent, warrant, covenant and agree as follows:

                                    RECITALS

         WHEREAS, Capital and NCC are parties to a letter of intent dated July 14, 1998 (the "Letter of Intent") which contemplates the acquisition by Capital of all of the issued and outstanding capital stock of NCC;

         WHEREAS, in order to effectuate the transactions contemplated by the Letter of Intent, the respective boards of directors of Capital, NCC and the Merger Sub have determined that it is advisable to consummate the merger described in Article 1 (the "Merger"), as a result of which all of the outstanding common stock, $1.08 stated value per share, of NCC ("NCC Common Stock") will be converted into the consideration described herein and NCC will be wholly owned directly or indirectly by Capital, all on the terms and subject to the conditions set forth in this Agreement. As of the date of this Agreement, there are 539,075 shares of NCC Common Stock issued and outstanding.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties to this Agreement agree as follows:
                                    ARTICLE 1
                                   THE MERGER

         The respective boards of directors of Capital, the Merger Sub and NCC have, by resolutions duly adopted, approved the following provisions of this
Article 1 as the plan of merger required by the laws of the state of California in connection with the Merger:

         1.1 THE MERGER. At the Effective Time (as defined in Section 1.3), in accordance with this Agreement and applicable law, NCC shall be merged with and into the Merger Sub, the separate existence of NCC (except as may be continued by operation of law) shall cease, and the Merger Sub shall continue as the surviving corporation under the name "New Century Title Company of Northern California" as provided in the Amended Articles of Incorporation of the Merger Sub pursuant to Section 1.4 of this Agreement. The Merger Sub, in its capacity as the corporation surviving the Merger, sometimes is referred to herein as the "Surviving Corporation."

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         1.2 EFFECT OF THE MERGER.  The Surviving  Corporation shall possess all the rights, privileges, licenses, immunities and franchises, of a public as well as of a private nature, of each of the Merger Sub and NCC (collectively, the "Constituent Corporations"); and all property, real, personal, and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Corporations, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; and the Surviving Corporation shall be responsible and liable for all liabilities and obligations of each of the Constituent Corporations.

         1.3 CONSUMMATION OF THE MERGER. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Squire, Sanders & Dempsey L.L.P., 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004 at 10:00 a.m. on a date to be mutually agreed upon by Capital and NCC, which date shall be no later than the third business day after the NCC Shareholders Meeting (as hereinafter defined) (the "Scheduled Closing Time"). The date on which the Closing actually takes place is referred to in this Agreement as the "Closing Date". On the Closing Date, the parties hereto will cause articles of merger relating to the Merger to be delivered to the Secretary of State of the state of California in such form as required by, and executed in accordance with, the relevant provisions of applicable law. The Merger shall be effective at such time as such articles of merger are duly filed with and accepted by the Secretary of State of the state of California in accordance with applicable law (the "Effective Time").

         1.4 ARTICLES OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS. The Articles of Incorporation and Bylaws of the Merger Sub, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation (except that such Articles of Incorporation may be amended as set forth in Exhibit 1 attached hereto) and Bylaws (except that such Bylaws may be amended as set forth in
Exhibit 2 attached hereto) of the Surviving Corporation immediately after the Effective Time and shall thereafter continue to be its Articles of Incorporation and Bylaws until amended as provided therein and under the applicable law. The directors of the Merger Sub holding office immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately after the Effective Time. The officers of NCC holding office immediately prior to the Effective Time shall be the officers (holding the same offices as they held with NCC and serving at the pleasure of the board of directors as at-will employees) of the Surviving Corporation immediately after the Effective Time.

         1.5 PURCHASE PRICE. The Purchase Price contemplated by this Agreement shall be $11.00 per share for each share of NCC Common Stock outstanding for a total purchase price of $5,929,825, payable in cash, or cash and Capital Common Stock (as hereinafter defined), in accordance with Section 1.6.

         1.6 CONVERSION OF SECURITIES .

                  (a) Subject to the proration procedures and the other provisions of this Article 1, each holder of NCC Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of NCC Common Stock held of record by NCC or any other direct or indirect subsidiary of NCC immediately prior to the Effective Time) will be entitled to receive, as determined pursuant to subparagraph (c) below, one of the following (the "Merger Consideration"):

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                           (i) for each  share of NCC Common  Stock,  cash in an
                  amount equal to $11.00 per share as to the holders of shares to which this subparagraph is applicable; or

                           (ii) for each share of NCC Common Stock, a combination of cash and shares of the $.001 par value common stock of Capital ("Capital Common Stock") determined as follows:

                                    (A) cash in an  amount  equal  to (1)  $6.00
                           multiplied  by the  number of  shares  of NCC  Common
                           Stock outstanding as of the Closing Date MINUS the aggregate amount of cash allocated to the Merger Consideration described in subparagraph (i) above, DIVIDED BY (2) the aggregate number of shares of NCC Common Stock as to which this subparagraph (ii) is applicable, and

                                    (B) a number of shares of the common  stock,
                           $.001 par value, of Capital (the "Capital Common Stock") determined by (1) dividing the Purchase Price LESS the aggregate amount of cash consideration set forth in Sections 1.6(a)(i) and 1.6(b)(ii)(A) above by the Assumed Capital Common Stock Price (as hereinafter defined) and (2) dividing the resulting amount by the number of shares of NCC Common Stock as to which this subparagraph (ii) is applicable; provided, that an aggregate of 150,000 shares of such Capital Common Stock shall be subject to the escrow arrangements described in Section 8.3 and shall be deposited into escrow on the Closing Date as contemplated thereby.

                  (b) For purposes of this Agreement, the Assumed Capital Common Stock price shall be determined as follows:

                           (i) if the  average  of the last  reported  per share
                  sale price for Capital Common Stock (as reported by the OTC Bulletin Board Market or such other market or exchange on which the Capital Common Stock may be traded at the time of determination) for the ten trading days immediately preceding the Closing Date (the "Ten-Day Average") is $4.00 or greater but less than or equal to $6.00, the Assumed Capital Common Stock Price shall be $4.00; and

                           (ii) if the  Ten-Day  Average is greater  than $6.00,
                  the Assumed Capital Common Stock Price shall be an amount equal to $4.00 plus the amount by which the Ten-Day Average exceeds $6.00.

         Without limiting the foregoing, the parties acknowledge that if the Ten-Day Average is less than $4.00, this Agreement may be terminated at the sole discretion of the Board of Directors of NCC in accordance with
         Section 9.2.

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                  (c) For  purposes  of  determining  the  merger  Consideration described in Section 1.6(a), all shareholders holding less than 2,000 shares of NCC Common Stock as of the Closing Date will receive the cash consideration described in Section 1.6(a)(i) and all shareholders holding 2,000 or more shares of NCC Common Stock as of the Closing Date will receive the consideration consisting of a combination of cash and Capital Common Stock described in Section 1.6(a)(ii).

                  (d) The per-share amounts set forth in subparagraph (b) above shall be appropriately adjusted to reflect any stock split, reverse stock split, stock dividend, recapitalization, exchange, subdivision, combination of, or other similar change in Capital Common Stock or NCC Common Stock (a "Capital Structure Adjustment") following the date of this Agreement. Neither Capital nor NCC currently contemplates implementing any Capital Structure Adjustment prior to the Closing Date, and each of Capital and NCC agrees to obtain the written consent of the other party approving the adjustments in per-share amounts resulting therefrom (such consent not to be unreasonably withheld) prior to effectuating any such Capital Structure Adjustment.

                  (e) Each share of NCC Common Stock issued and outstanding immediately prior to the Effective Time and held in the treasury of NCC shall automatically be canceled and extinguished and no payment shall be made with respect thereto.

                  (f) Each share of common stock, par value $.001 per share, of the Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall automatically be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $.001 per share, of the Surviving Corporation.

                  (g) If any shares of NCC Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with NCC, then the shares of Capital Common Stock issued in exchange for such shares of NCC Common Stock will also be unvested and subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Capital Common Stock may accordingly be marked with appropriate legends.

                  (h) NCC acknowledges that the shares of Capital Common Stock to be issued pursuant to Section 1.6(a)(ii) of this Agreement have not been, and will not be, registered under the Securities Act of 1933, as amended, and that such shares may not be sold, assigned or otherwise transferred except pursuant to a valid exemption from the registration requirements of the Securities Act of 1933, as amended, and such shares shall bear appropriate legends reflecting such unregistered status.

         1.7 CLOSING OF COMPANY TRANSFER BOOKS. At the Effective Time, holders of certificates representing shares of NCC Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as shareholders of NCC, and the stock transfer books of NCC shall be closed and no transfer of shares of NCC Common Stock issued and outstanding immediately prior to the Effective Time shall thereafter be made. If, after the Effective Time, valid certificates previously representing such shares are presented to the Surviving Corporation or the Disbursing Agent (as defined in Section 1.8), they shall be exchanged as provided in Section 1.8.

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         1.8      EXCHANGE OF CERTIFICATES.

                  (a) After the  Effective  Time,  a disbursing  agent  mutually acceptable  to  Capital  and NCC  (which may not be Capital or NCC or a subsidiary of Capital or NCC) shall act as disbursing agent (the "Disbursing Agent") in effecting the exchange of Capital Common Stock for certificates which, immediately prior to the Effective Time, represented shares of NCC Common Stock. As soon as practicable after the Effective Time, the Disbursing Agent shall mail a transmittal form to each holder of certificates theretofore representing such shares advising such holder of the procedure for surrendering such certificates to the Disbursing Agent. If a certificate for Capital Common Stock issued pursuant to Section 1.6(a) is to be issued in the name of a person other than the person in whose name the certificates for shares surrendered for exchange are registered, it shall be a condition of the exchange that the person requesting such exchange shall pay to the Disbursing Agent any transfer or other taxes required by reason of the issuance of such certificate in the name of a person other than the registered owner of the certificates surrendered, or shall establish to the satisfaction of the Disbursing Agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, neither the Disbursing Agent nor any party hereto shall be liable to a holder of certificates theretofore representing shares of NCC Common Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law. Upon the surrender and exchange of a certificate theretofore representing shares of NCC Common Stock, the holder shall be issued the Merger Consideration to which such person is entitled pursuant to Section 1.6(a) (subject to the escrow arrangement to be established pursuant to
         Section 8.3) and the certificate theretofore representing shares of NCC Common Stock shall forthwith be canceled. Until so surrendered and exchanged, each Certificate theretofore representing shares of NCC Common Stock shall represent solely the right to receive the Merger Consideration into which the shares it theretofore represented shall have been converted pursuant to Section 1.5(a), and the Surviving Corporation shall not be required to pay the holder thereof the Merger Consideration to which such holder otherwise would be entitled; provided that procedures allowing for payment against lost or destroyed certificates against receipt of customary and appropriate certifications and indemnities shall be provided.

                  (b) No fractional shares of Capital Common Stock shall be issued in connection with the Merger, and no certificates for any such fractional shares shall be issued. In lieu of such fractional shares, any fractional share interest in Capital Common Stock which a holder of NCC Common Stock would otherwise be entitled to receive in the Merger (after aggregating all fractional shares of Capital Common Stock that would otherwise be issuable to such holder) shall be rounded up to the nearest whole share if such fraction is 0.5 or greater and shall be rounded down to the nearest whole share if such fraction is less than 0.5.

                  (c) Notwithstanding the foregoing provisions of this Section 1.8, an aggregate of 150,000 shares of the Capital Common Stock to be issued as Merger Consideration pursuant to Section 1.6(a)(ii) shall be subject to the escrow arrangement to be established pursuant to Section
         8.3 and shall be placed in escrow on the Closing Date. Upon satisfaction of the conditions for release of shares from such escrow, any and all shares of Capital Common Stock remaining and available for distribution therefrom shall be distributed PRO RATA to the former holders of NCC Common Stock entitled to receive such shares pursuant to
         Section 1.6(a)(ii).

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         1.9 TAX  CONSEQUENCES.  For federal income tax purposes,  the Merger is intended to constitute a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). The parties to this Agreement hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

         1.10 TAKING OF NECESSARY ACTION; FURTHER ACTION. Capital and the Merger Sub, on the one hand, and NCC, on the other hand, shall use all reasonable efforts to take all such action (including without limitation action to cause the satisfaction of the conditions of the other to effect the Merger) as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation and Capital with full possession of all the rights, privileges, immunities and franchises of the Constituent Corporations, the officers and directors of the Surviving Corporation and Capital are fully authorized in the name of the Constituent Corporations or otherwise to take, and shall take, all such action.

                                    ARTICLE 2
             REPRESENTATIONS AND WARRANTIES OF NCC AND SUBSIDIARIES

         NCC and each Subsidiary hereby represents and warrants to Capital as follows:

         2.1 DUE EXECUTION. This Agreement has been duly executed and delivered by NCC and each Subsidiary and constitutes the valid and binding agreement of each of them in accordance with its terms. NCC and each Subsidiary has full power and authority to execute, deliver and perform this Agreement. No authorization, consent or approval of, or filing with, any public body, court or authority is necessary on the part of NCC or any Subsidiary for the consummation by NCC and the Subsidiaries of the transactions contemplated by this Agreement and their respective obligations hereunder.

         2.2 NO VIOLATION OF OTHER INSTRUMENTS. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any provisions (including provisions requiring any consent or approval) of any charter, bylaw, mortgage, lien, order, judgment, decree, or of any material lease, agreement or instrument to which NCC or any Subsidiary is a party or by which NCC or any Subsidiary is bound, and will not violate any other material restriction of any kind or character to which NCC or any Subsidiary is subject.

         2.3 CORPORATE STATUS OF NCC. NCC is a corporation duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified to do business in California and in each jurisdiction in which its owning, leasing, utilization of property or conduct of business makes such qualification necessary. NCC has all requisite corporate power and all governmental licenses, authorizations, consents and approvals required for it to own, lease and operate its properties and assets as now owned, leased and operated and to carry on its business as now being conducted.

         2.4 CORPORATE RECORDS. The corporate minute books of NCC and each Subsidiary have been made available to Capital and are complete, including therein the articles or certificate of incorporation and bylaws (or the equivalent documents or copies thereof) together with any amendments thereto; the minutes contained therein accurately reflect the actions and proceedings of the board of directors and any committee thereof and of the shareholders of NCC and each Subsidiary; and

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the  signatures  appearing  on all  documents  contained  therein  are the  true signatures of the persons purporting to have signed the same.

         2.5 THE NCC COMMON STOCK. SCHEDULE 2.5 sets forth a true, correct and complete list of all holders of NCC Common Stock, and the NCC Common Stock constitutes all the issued and outstanding capital stock of NCC. The NCC Common Stock is validly issued, fully paid and nonassessable and is owned of record and, to the best knowledge of NCC, beneficially by the shareholders identified on SCHEDULE 2.5. Any and all liens, security interests and other encumbrances, stockholders' agreements and voting trusts affecting any shares of NCC Common Stock and of which NCC is aware are identified on SCHEDULE 2.5. Except as described on SCHEDULE 2.5 to this Agreement, there is no (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of NCC; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of NCC; (iii) contract or agreement under which NCC is or may become obligated to sell or otherwise issue any shares or its capital stock or any other securities; or (iv) condition or circumstance of which NCC is aware that may give rise to or provide a basis for the assertion of a claim by any person or entity to the effect that such person or entity is entitled to acquire or receive any shares of capital stock or other securities of NCC. To the best of NCC's knowledge, all outstanding shares of NCC Common Stock have been issued in compliance with (i) all applicable securities laws and other applicable laws and regulations, and (ii) all requirements set forth in applicable contracts and agreements.

         2.6 SUBSIDIARIES. Except for the Subsidiaries, NCC does not, directly or indirectly, own any stock of, or any other interest in, any other corporation or business entity, and NCC has not agreed and is not obligated to make any future investment in, or capital contribution to, any such corporation, organization or entity. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, which jurisdiction accurately set forth with each Subsidiary's name on the signature page to this Agreement. Each Subsidiary has all requisite corporate power and all governmental licenses, authorizations, consents and approvals required for it to own, lease and operate its properties and assets as now owned, leased and operated and to carry on its business as now being conducted.

         2.7 NO PARTNERSHIP. Except as set forth on SCHEDULE 2.7 to this Agreement, neither NCC nor any Subsidiary is a party to any joint venture, partnership or other profit or loss sharing agreement.

         2.8 FINANCIAL STATEMENTS. NCC has heretofore delivered or caused to be delivered to Capital (i) audited consolidated and consolidating balance sheets of NCC as of December 31, 1997 and 1996, together with the related audited consolidated and consolidating statements of income and retained earnings and cash flows for the fiscal years ended on such dates, and the notes thereto, certified by Pisenti & Brinker LLP, and (ii) unaudited consolidated and consolidating balance sheets of NCC as of June 30, 1998, together with the related unaudited consolidated and consolidating statements of income for the six-month period ended on such date, certified by the chief financial officer of NCC (such financial statements are hereinafter collectively called the
"Financial Statements"). The Financial Statements are correct and complete, present fairly the financial position, results of operations, and changes in financial position of the consolidated business and operations of NCC as of the dates or for the periods indicated, are consistent with the books and records of the entities to which they relate and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

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         2.9 TITLE TO PROPERTIES AND ASSETS.  NCC and the Subsidiaries have good and marketable title to the properties and assets reflected in the consolidated and consolidating balance sheets of NCC as of December 31, 1997 (the "12/97 Financials") and the Schedules to this Agreement, except properties and assets (if any) disposed of since December 31, 1997 in the ordinary course of NCC's business. The properties and assets of NCC and the Subsidiaries are not subject to any mortgage, pledge, lien, security interest, lease, encumbrance or charge other than those (i) disclosed in the 12/97 Financials, or (ii) disclosed in
SCHEDULE 2.9 to this Agreement. SCHEDULE 2.9 to this Agreement accurately sets forth in summary form all real property owned, leased or used by NCC or any Subsidiary and the nature of any mortgage, pledge, lien, security interest, lease, encumbrance or charge materially affecting such real property.

         2.10 LIABILITIES. Neither NCC nor any Subsidiary has any liabilities, for borrowed money or otherwise, except (i) as disclosed in the 12/97 Financials; or (ii) as incurred in the ordinary course of business since December 31, 1997 and identified in SCHEDULE 2.10 to this Agreement. Neither NCC nor any Subsidiary is directly or indirectly liable upon or obligated in any other way to provide funds to or to guarantee or assume any debt or obligation of any individual or any legal entity other than of NCC or a Subsidiary, except as a consequence of endorsements made in the ordinary course of business in connection with the deposit of items for collection.

         2.11 CONTRACTS AND AGREEMENTS. A true and complete schedule of all contracts, agreements and other commitments of any kind whatsoever to which NCC or any Subsidiary is a party or by which NCC or any Subsidiary is or may become bound (collectively, the "Contracts") is attached to this Agreement as SCHEDULE
2.11. Each Contract is in full force and effect, is valid and binding upon the parties thereto and is enforceable by them in accordance with its terms. Neither NCC nor any Subsidiary is aware of any circumstance which could reasonably be expected to adversely affect NCC or any Subsidiary in the performance of its obligations under a Contract or in the realization of the benefits contemplated by a Contract. Neither NCC nor any Subsidiary is bound by any Contract to perform services or provide goods which, upon performance by NCC or such Subsidiary, could reasonably be expected to result in a loss to NCC or such Subsidiary, as applicable.

         2.12 PENDING LITIGATION; CONTINGENCIES. Except as set forth on SCHEDULE
2.12 to this Agreement, to the best knowledge of NCC and the Subsidiaries, there are no actions, suits, proceedings or formal inquiries before any court, arbitration board, regulatory agency or governmental body pending or threatened against or affecting NCC or any Subsidiary or any of their respective assets, business operations, rights or prospects. None of such matters is reasonably likely to result in a material adverse change in the business, operations, assets or prospects of NCC or any Subsidiary.

         2.13 NO DEFAULTS. No event has occurred and no condition exists which constitutes, or with the giving of notice or lapse of time, or both, would constitute, a default by NCC or any Subsidiary in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any other Contract or any material permit or governmental authorization to which NCC or any Subsidiary is a party or by which NCC or any Subsidiary or its business or properties may be bound or adversely affected. Neither NCC nor any Subsidiary is in default with respect to any order, writ, injunction or decree of any court or in default under any order, material regulation or demand of any federal, state, municipal or other governmental agency.

         2.14 COMPLIANCE WITH STATUTES AND REGULATIONS. To the best knowledge of NCC and the Subsidiaries, NCC and each Subsidiary is in compliance in all respects with, and has at all times complied in all respects with, all applicable statutes, permit and licensing requirements, zoning and building codes, land use regulations, health, safety and environmental standards and orders of, and all restrictions imposed by, all governmental authorities having jurisdiction over it or the conduct of its business and the ownership and operation of its assets. Except as described on SCHEDULE 2.14 hereto, no consent, approval or other order of any governmental or administrative board or body is required as a condition to the validity of this Agreement or to the consummation of the transactions contemplated hereby.

         2.15 TAX MATTERS. NCC and each Subsidiary have timely filed all federal, state, local and foreign tax returns for income taxes, sales taxes, withholding and payroll taxes, property taxes and other taxes of every kind whatsoever required by law to have been filed prior to the date of this Agreement. For purposes of the preceding sentence, a return shall be deemed to have been timely filed if it was filed after the date due but within any period allowed in an extension granted by the responsible taxing authority. All such tax returns were complete and accurate in all material respects as of their filing dates. NCC and each Subsidiary has paid or caused to be paid all taxes which have become due, together with any interest, if any, due thereon and any penalties or late fees associated therewith, whether pursuant to such returns or pursuant to any assessments or otherwise. The amounts established as provisions for taxes in the Financial Statements are sufficient for the payment of all unpaid federal, state, county, local and foreign taxes (including all assessments and other governmental charges respecting income, receipts, assets or franchises) applicable to the period ended on the date and for all years and periods prior thereto to which each Financial Statement relates and for which NCC or any Subsidiary may be liable in its own right or as transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity. Neither the Merger nor any other transaction contemplated by this Agreement will result in the imposition of any tax liability (including any liability for stock transfer, stamp or similar taxes) upon Capital, NCC or any Subsidiary.

         2.16 EMPLOYMENT OF LABOR. NCC and each Subsidiary have complied in all respects with applicable federal and state laws and regulations relating to the employment of labor, including the provisions thereof relating to wages, hours, safety, and fair employment practices. No employees of NCC or any Subsidiary are represented by a collective bargaining unit. To the best knowledge of NCC and the Subsidiaries, no such collective bargaining unit is attempting to represent any employees of NCC or a Subsidiary. Except as otherwise specifically set forth in SCHEDULE 2.16 to this Agreement, neither NCC nor any Subsidiary has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, insurance or other benefits or perquisites.

         2.17 INSURANCE. There is in effect for NCC and the Subsidiaries such insurance against loss or damage of the kinds customarily insured against by corporations engaged in the same or similar business or having similar properties, with reputable insurers, in such amounts and by such methods as is customary in the case of such corporations; provided, that the parties acknowledge that neither NCC nor its Subsidiaries carries errors and omissions insurance.

         2.18 EMPLOYEE BENEFIT PLANS. With respect to the employee benefits provided to employees and former employees of NCC and the Subsidiaries:

                  (a) Except as set forth on SCHEDULE 2.18, neither NCC nor any Subsidiary currently maintains, nor has any such party maintained within the last five years, any employee pension benefit plans, as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (b) Except as set forth on SCHEDULE 2.18, neither NCC nor any Subsidiary currently maintains, nor has any such party maintained within the last five years, any employee welfare benefit plans, as defined in Section 3(1) of ERISA (including but not limited to, life insurance, medical, hospitalization, holiday, vacation, disability dental and vision plans).

                  (c) NCC  and  the  Subsidiaries  currently  maintain,  or have entered into, only the compensation programs and/or employment arrangements, (including but not limited to, incentive compensation, bonus, severance, sick pay, salary continuation, deferred compensation, supplemental executive compensation plans, and employment and consulting agreements) as are listed in SCHEDULE 2.18 to this Agreement (the "Compensation Programs").

                  (d) Neither NCC nor any Subsidiary contribute, nor has any such party contributed within the last five years, to any multiemployer plan, as defined by Section 3(37) of ERISA.

                  (e) All amounts required to be paid by NCC or any Subsidiary with respect to each Compensation Program have been indefeasibly paid in full.

                  (f) Neither NCC, any Subsidiary nor any party in interest or disqualified person has engaged in any non-exempt "prohibited transactions" as defined in Section 406 of ERISA or Section 4975 of the Code.

                  (g) No "leased employee," as that term is defined in Section 414(n) of the Code, performs services for NCC or any Subsidiary.

                  (h) NCC and the Subsidiaries have furnished Capital with true, correct and complete copies of each Compensation Program, together with any trust agreements, summary plan descriptions, employee informational material, financial statements relating thereto and participant listings.

         2.19 PROPRIETARY RIGHTS. Except as set forth on SCHEDULE 2.19, NCC does not own, nor is it licensed under, any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, corporate name, trade secret or other proprietary right or asset (all of the foregoing are hereinafter referred to as "Proprietary Rights"). NCC has not infringed, misappropriated or otherwise conflicted with any Proprietary Rights or similar rights or assets of any third parties, nor is NCC aware of any such infringement, misappropriation or conflict which could occur in the operation of the prior business of NCC by Capital.

         2.20 DISCLOSURE MATERIALS; UNTRUE STATEMENTS. In connection with the execution and delivery of this Agreement, NCC has provided or caused to be provided to Capital (including its agents, advisors and representatives) various documents and other materials relating to NCC, the Subsidiaries and the business and affairs thereof. Such documents and other materials, together with the representations and warranties of NCC contained in this Agreement, and the schedules, exhibits and certificates furnished by NCC or the Subsidiaries to Capital (including its agents, advisors and representatives) in connection with the execution of this Agreement or in connection with the transactions contemplated hereby are referred to herein as the "Disclosure Materials." The Disclosure Materials, taken as a whole, contain an accurate description of the current businesses and operations of NCC and its Subsidiaries. NCC has not directly or indirectly made, in connection with the negotiation and documentation of this Agreement, the Merger and the other transactions contemplated hereby, (a) any statement which as of the date thereof is false or misleading with respect to any material fact, or (b) an omission or failure to state any material fact (i) necessary in order to make the statements made in the light of the circumstances in which they were made, not false or misleading, or (ii) necessary to correct an earlier statement which has subsequently become false or misleading.

         2.21  ABSENCE OF ADVERSE  CHANGES.  Other than as described in SCHEDULE
2.21 to this Agreement, since December 31, 1997, NCC and its Subsidiaries, taken as a whole:

                  (a) have not suffered any material adverse change in their businesses, assets, financial affairs or prospects;

                  (b) have not made any commitments, acquisitions, borrowings, purchases, payments or sales, except in the ordinary course of business consistent with past practice;

                  (c) have not suffered any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting their properties, assets or business;

                  (d) have not made any declaration or setting aside or payment of any dividend or other distribution in respect of the capital stock of NCC or any Subsidiary, or any direct or indirect redemption, purchase or other acquisition of any stock; and

                  (e) have not made or committed to make any change in compensation (including bonus compensation) payable to or to become payable to any of their officers, employees or agents or any changes in employee fringe benefits.

         2.22 BOARD APPROVAL. The board of directors of NCC has (i) approved the Merger and the execution of this Agreement, (ii) determined that the Merger is in the best interests of the shareholders of NCC and is on terms that are fair to such shareholders, and (iii) recommended that holders of Company Common Stock vote in favor of this Agreement and the Merger.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF CAPITAL

         Capital represents and warrants to NCC as follows:

         3.1 CORPORATE STATUS. Capital is a corporation duly organized and in good standing under the laws of the State of Delaware. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate any material provision of any material charter, bylaw, mortgage, lien, lease, agreement, instrument, order, judgment or decree to which Capital is a party or by which Capital is bound, and will not violate any other material restriction to which Capital is subject.

         3.2 DUE AUTHORIZATION. The execution and delivery of this Agreement by Capital has been duly and validly authorized and all requisite corporate actions have been taken to make it valid and binding upon Capital in accordance with its terms.

         3.3 BOARD APPROVAL. The board of directors of each of Capital and the Merger Sub has unanimously (i) approved this Agreement, the Merger and all other transactions contemplated hereby and related thereto and (ii) determined that the Merger is in the best interests of the stockholders of Capital and is on terms that are fair to Capital.

         3.4 NO VIOLATION OF OTHER INSTRUMENTS. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provisions (including provisions requiring any consent or approval) of any charter, bylaw, mortgage, lien, order, judgment, decree, or of any material lease, agreement or instrument to which Capital or Merger Sub is a party or by which Capital or Merger Sub is bound, and will not violate any other material restriction of any kind or character to which Capital or Merger Sub is subject.

         3.5 FINANCIAL STATEMENTS. Capital has heretofore delivered or caused to be delivered to NCC (i) audited consolidated and consolidating balance sheets of Capital as of December 31, 1997 and 1996, together with the related audited consolidated and consolidating statements of income and retained earnings and cash flows for the fiscal years ended on such dates, and the notes thereto, certified by Ernst & Young LLP, and (ii) unaudited consolidated and consolidating balance sheets of Capital as of June 30, 1998, together with the related unaudited consolidated and consolidating statements of income for the six-month period ended on such date (such financial statements are hereinafter collectively called the "Capital Financial Statements"). The Capital Financial Statements are correct and complete, present fairly the financial position, results of operations, and changes in financial position of the consolidated business and operations of Capital and its subsidiaries as of the dates or for the periods indicated, are consistent with the books and records of the entities to which they relate and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved.

         3.6 LIABILITIES. Neither Capital nor Merger Sub has any liabilities, for borrowed money or otherwise, except (i) as disclosed in the Capital Financial Statements; or (ii) as incurred in the ordinary course of business since June 30, 1998 and identified in SCHEDULE 3.6 to this Agreement. Neither Capital nor Merger Sub is directly or indirectly liable upon or obligated in any other way to provide funds to or to guarantee or assume any debt or obligation of any individual or any legal entity other than Capital or Merger Sub, except as disclosed in the Capital Financial Statements or as a consequence of endorsements made in the ordinary course of business in connection with the deposit of items for collection.

         3.7 TAX MATTERS. Capital has timely filed all federal, state, local and foreign tax returns for income taxes, sales taxes, withholding and payroll taxes, property taxes and other taxes of every kind whatsoever required by law to have been filed prior to the date of this Agreement. For purposes of the preceding sentence, a return shall be deemed to have been timely filed if it was filed after the date due but within any period allowed in an extension granted by the responsible taxing authority. All such tax returns were complete and accurate in all material respects as of their filing dates. Capital has paid or caused to be paid all taxes which have become due, together with any interest, if any, due thereon and any penalties or late fees associated therewith, whether pursuant to such returns or pursuant to any assessments or otherwise. The amounts established as provisions for taxes in the Capital Financial Statements are sufficient for the payment of all unpaid federal, state, county, local and foreign taxes (including all assessments and other governmental charges respecting income, receipts, assets or franchises) applicable to the period ended on the date and for all years and periods prior thereto to which each Capital Financial Statement relates and for which Capital may be liable in its own right or as transferee of the assets of, or as successor to any other corporation, association, partnership, joint venture or other entity.

         3.8 DISCLOSURE MATERIALS; UNTRUE STATEMENTS. In connection with the execution and delivery of this Agreement, Capital has provided or caused to be provided to NCC (including its agents, advisors and representatives) various documents and other materials relating to Capital, the subsidiaries of Capital and the business and affairs thereof, including (without limitation) its annual report on Form 10-KSB for the fiscal year ended December 31, 1997, quarterly reports on Form 10-QSB for the fiscal quarters ended March 31, 1998 and June 30, 1998, its information statement relating to its annual meeting of stockholders held on May 15, 1998 and all other written information regarding Capital and its business to be distributed to NCC's shareholders in connection with the Merger. Such documents and other materials, together with the representations and warranties of Capital contained in this Agreement, and the schedules, exhibits and certificates furnished by Capital (including its agents, advisors and representatives) to NCC in connection with the execution of this Agreement or in connection with the transactions contemplated hereby are referred to herein as the "Capital Disclosure Materials." The Capital Disclosure Materials, taken as a whole, contain an accurate description of the current businesses and operations of Capital and its subsidiaries. Capital has not directly or indirectly made, in connection with the negotiation and documentation of this Agreement, the Merger and the other transactions contemplated hereby, (a) any statement which as of the date thereof is false or misleading with respect to any material fact, or
(b) an omission or failure to state any material fact (i) necessary in order to make the statements made in the light of the circumstances in which they were made, not false or misleading, or (ii) necessary to correct an earlier statement which has subsequently become false or misleading.

         3.9 ABSENCE OF ADVERSE CHANGES. Other than as described in SCHEDULE 3.9 to this Agreement or in the Capital Disclosure Materials, since December 31, 1997, Capital and its subsidiaries, taken as a whole:

                  (a) have not suffered any material adverse change in their businesses, assets, financial affairs or prospects;

                  (b) have not made any commitments, acquisitions, borrowings, purchases, payments or sales, except in the ordinary course of business consistent with past practice;

                  (c) have not suffered any damage, destruction, or loss, whether or not covered by insurance, materially and adversely affecting their properties, assets or business;

                  (d) have not made any declaration or setting aside or payment of any dividend or other distribution in respect of the capital stock of Capital or any subsidiary of Capital, or any direct or indirect redemption, purchase or other acquisition of any stock; and

                  (e) have not made or committed to make any change in compensation (including bonus compensation) payable to or to become payable to any of their officers, employees or agents or any changes in employee fringe benefits.

                                    ARTICLE 4
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF CAPITAL

         The obligations of Capital arising under this Agreement to be performed at the Closing Date are subject to fulfillment at or prior to the Closing Date of each of the following conditions:

         4.1 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of NCC and the Subsidiaries contained in this Agreement shall have been true and correct when made and shall be true and correct on and as of the Closing Date.

         4.2 FINANCIAL STATEMENTS. Capital shall have received and reviewed the Financial Statements, which shall be acceptable to Capital and to Capital's independent auditors.

         4.3 APPROVALS. Capital shall have received evidence satisfactory to it that the transactions contemplated by this Agreement have been unanimously approved by the shareholders of NCC and by the Boards of Directors of NCC and each Subsidiary, and by any lenders or creditors of NCC, any Subsidiary or any other party or entity of which consent is required in order for NCC and the Subsidiaries to enter into this Agreement, perform their respective obligations hereunder and consummate the transactions contemplated hereby.

         4.4 ACCESS TO PROPERTIES AND INFORMATION. NCC and the Subsidiaries shall have permitted Capital and its representatives full access during normal business hours to all of the properties, books, tax returns, contracts and records of NCC and the Subsidiaries, and shall have provided all documents and information with respect to its affairs, as may have been reasonably requested by Capital or such representatives.

         4.5 SATISFACTORY INVESTIGATION. Capital and its consultants and representatives shall have completed their investigation and review of the business and affairs of NCC and the Subsidiaries, and such investigation and review shall have disclosed no event or condition which would, in the sole discretion of Capital, make it inadvisable for Capital to consummate the transactions contemplated by this Agreement.

         4.6 NO LITIGATION. There shall be no action, proceeding or threatened, pending or actual litigation to enjoin, restrain or prohibit the consummation of the transactions contemplated by this Agreement or which would have the effect, if successful, of imposing any liability upon Capital or impairing the Merger or the right of Capital, following the Merger, to own all of the issued and outstanding common stock of the Surviving Corporation or to continue the business of NCC and the Subsidiaries as presently conducted.

         4.7 COMPLIANCE WITH AGREEMENT. NCC and each Subsidiary shall have complied with all agreements and covenants applicable to them and contained in this Agreement.

         4.8 CALIFORNIA APPROVAL. The State of California and all required subdivisions and agencies thereof shall have given full and unconditional approval to the Merger, the other transactions contemplated by this Agreement and the continuation (following consummation of such transactions) of NCC's license to conduct title insurance and escrow operations in Alameda, Contra Costa and Sonoma Counties as contemplated by this Agreement.

         4.9 STATE TAX ASSESSMENTS. NCC shall have provided written evidence, in form and substance satisfactory to Capital in its sole discretion, to the effect that all liabilities and obligations of NCC in respect of California state franchise, income or other taxes or assessments shall have been paid in full as of the Closing Date.

         4.10 AUDIT REQUIREMENTS. Capital shall be satisfied that all necessary action shall have been taken, and all necessary conditions exist, to permit the inclusion of NCC and the Subsidiaries in the audited consolidated financial statements of Capital following the Closing Date, as determined by Capital's independent auditors.

         4.11 ARTICLES OF MERGER. Articles of merger relating to the Merger shall have been delivered to, and filed with, the Secretary of State of the state of California in such form as required by, and executed in accordance with, the relevant provisions of applicable law.

         4.12 CAPITAL COMMON STOCK PRICE. The Ten-Day Average shall be equal to or greater than $4.00 per share.

         4.13 ESCROW. NCC shall have executed an escrow agreement, in form and substance satisfactory to Capital, in respect of the escrow arrangements contemplated by Section 8.3.

         4.14 LEGAL OPINION. Capital shall have received the opinion of NCC's counsel as to the matters described in Section 7.1(f) and such other matters as Capital may reasonably request.

         4.15 SUBSCRIPTION DOCUMENTS. Each of the shareholders of NCC receiving Capital Common Stock as a portion of their Merger Consideration shall have executed and delivered to Capital such investor questionnaires, subscription agreements and other related documents and instruments as Capital may require.

                                    ARTICLE 5
                   CONDITIONS PRECEDENT TO OBLIGATIONS OF NCC

         The obligations of NCC arising under this Agreement to be performed at the Closing Date are subject to fulfillment at or prior to the Closing Date of each of the following conditions:

         5.1 TAX OPINION. NCC shall have received the opinion of its counsel to the effect that the Transactions will be treated for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code.

         5.2 REPRESENTATIONS AND WARRANTIES TRUE. Each of the representations and warranties of Capital contained in this Agreement shall have been true and correct when made and shall be true and correct on and as of the Closing Date.

         5.3 COMPLIANCE WITH AGREEMENT. Capital shall have complied with all agreements and covenants applicable to it and contained in this Agreement.

         5.4 APPROVALS. NCC shall have received evidence satisfactory to it that the transactions contemplated by this Agreement have been unanimously approved by the shareholders of NCC.

                                    ARTICLE 6
                     CONDUCT OF BUSINESS PENDING THE CLOSING

         6.1 CONDUCT OF BUSINESS PENDING THE CLOSING. NCC and each Subsidiary covenants and agrees that, prior to the Closing Date, unless Capital shall otherwise consent in writing or as otherwise expressly contemplated or permitted by this Agreement:

                  (a) The business of NCC and the Subsidiaries shall be conducted only in, and neither NCC nor any Subsidiary shall take any action except in, the ordinary course consistent with past practice, on an arm's-length basis and in accordance in all material respects with all applicable laws, rules and regulations and past custom and practice; and NCC and each Subsidiary shall maintain its facilities in good condition and repair and in accordance with NCC's policies and procedures relating thereto as in effect prior to the execution of this Agreement;

                  (b) Neither NCC nor any Subsidiary shall, directly or indirectly, do or permit to occur any of the following: (i) issue, sell, pledge, dispose of or encumber (A) any additional shares of, or any options, warrants, conversion privileges or rights of any kind to acquire any shares of, any of its capital stock, except for issuances upon the exercise of options or warrants outstanding on the date hereof, or (B) any of its assets, except for fair value in the ordinary course of business; (ii) amend or propose to amend its articles or certificate of incorporation or bylaws; (iii) split, combine or reclassify any outstanding shares of its capital stock or other securities, or declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise with respect to any of its capital stock or other securities; (iv) redeem, purchase or acquire or offer to acquire any of its capital stock or other securities; (v) acquire (by merger, exchange, consolidation, acquisition of stock or assets or otherwise) any corporation, partnership, joint venture or other business organization or division or material assets thereof; (vi) incur or guarantee any indebtedness for borrowed money or issue any debt securities; or (vii) enter into or propose to enter into, or modify or propose to modify, any agreement, arrangement or understanding with any party with respect to any matters whatsoever;

                  (c) Neither NCC nor any Subsidiary shall, directly or indirectly, (i) enter into or modify any contract, agreement or understanding  with  any  of  its  employees,  officers,  directors  or consultants; (ii) enter into or modify any employment, severance or similar agreements or arrangements with, or grant any bonuses, salary increases, severance or termination pay to, any employees, officers, directors or consultants; or (iii) make any capital expenditures, including any capitalizable lease obligations, other than those capital expenditures specifically identified on SCHEDULE 6.1(C) to this Agreement;

                  (d) Neither NCC nor any Subsidiary shall adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, trust, fund or group arrangement for the benefit or welfare of any employees or any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment or other employee benefit plan, agreement, trust, fund or arrangements for the benefit or welfare of any director;

                  (e) NCC and each Subsidiary shall cause its current insurance (or reinsurance) policies not to be canceled or terminated or reduced in coverage amount or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation, reduction in coverage amount or lapse, replacement policies providing coverage equal to or greater than the coverage under the canceled, terminated, reduced or lapsed policies for substantially similar premiums are in full force and effect;

                  (f) NCC and each Subsidiary (i) shall use its best efforts to preserve intact its assets, business organization and goodwill; (ii) shall not take any action which would render, or which reasonably may be expected to render, any representation or warranty made by it in this Agreement or in any other agreement or instrument executed in connection with the transactions contemplated hereby untrue at, or at any time prior to, the Closing Date; (iv) shall notify Capital of any emergency or other change in the normal course of its business (as currently conducted) or in the operation of its properties and of any governmental or third party complaints, investigations or hearings (or communications indicating that the same may be contemplated) if such emergency, change, complaint, investigation or hearing would be material, individually or in the aggregate, to the business, operations or financial condition of NCC and its Subsidiaries (taken as a whole) or to NCC's, any Subsidiary's or Capital's ability to consummate the transactions contemplated by this Agreement; and (v) shall notify Capital if NCC or any Subsidiary shall discover that any representation or warranty made by it in this Agreement was when made, or has subsequently become, untrue;

                  (g) Neither NCC nor any Subsidiary shall change any of its methods of accounting or accounting practices, or make any tax election;

                  (h) Neither NCC nor any Subsidiary shall waive or agree to waive any applicable statute of limitations or any similar statutory or judicial doctrine benefiting NCC or any Subsidiary;

                  (i) Neither NCC nor any Subsidiary shall commence or settle any legal action or proceeding without Capital's prior written consent (such consent not to be unreasonably withheld or delayed), other than claims or actions involving amounts in controversy not exceeding $5,000 individually or $25,000 in the aggregate;

                  (j) NCC and the Subsidiaries shall cooperate with Capital in securing the full and unconditional approval of the State of California to the Merger, the other transactions contemplated hereby and the continuation, following consummation such transactions, of NCC's license to conduct title insurance and escrow operations in Alameda, Contra Costa and Sonoma Counties as contemplated by Section 4.8 of this Agreement.

         6.2      NOTIFICATION.

                  (a) During the period subsequent to the execution of this agreement and prior to the Closing Date (the "Pre-Closing Period"), NCC shall promptly notify Capital in writing of:

                           (i) the  discovery  by NCC or any  Subsidiary  of any
                  event, condition, fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes an inaccuracy in or breach of any representation or warranty made by NCC or any Subsidiary in this Agreement;

                           (ii) any event, condition,  fact or circumstance that
                  occurs, arises or exists after the date of this Agreement and that would cause or constitute an inaccuracy in or breach of any representation or warranty made by NCC or any Subsidiary in this Agreement if (i) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or
                  (ii) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

                           (iii) any breach of any covenant or obligation of NCC
                  or any Subsidiary; and

                           (iv) any event, condition,  fact or circumstance that
                  would make the timely satisfaction of any of the conditions set forth in this Agreement impossible or unlikely.

                  (b) During the Pre-Closing Period, Capital shall promptly notify NCC in writing of:

                           (i) the discovery by Capital of any event, condition,
                  fact or circumstance that occurred or existed on or prior to the date of this Agreement and that caused or constitutes an inaccuracy in or breach of any representation or warranty made by Capital in this Agreement;

                           (ii) any event, condition,  fact or circumstance that
                  occurs, arises or exists after the date of this Agreement and that would cause or constitute an inaccuracy in or breach of any representation or warranty made by Capital in this Agreement if (i) such representation or warranty had been made as of the time of the occurrence, existence or discovery of such event, condition, fact or circumstance, or (ii) such event, condition, fact or circumstance had occurred, arisen or existed on or prior to the date of this Agreement;

                           (iii) any breach of any  covenant  or  obligation  of
                  Capital; and

                           (iv) any event, condition,  fact or circumstance that
                  would make the timely satisfaction of any of the conditions set forth in this Agreement impossible or unlikely.

         6.3 COMPANY SHAREHOLDER APPROVAL. NCC will call a meeting of its shareholders (the "NCC Shareholder Meeting") to submit this Agreement, the Merger and related matters for the consideration and approval of NCC's shareholders. Subject to the fiduciary obligations of NCC's directors, the proxy statement relating to the NCC Shareholder Meeting will include statements to the effect that NCC's board of directors has recommended that NCC's shareholders vote in favor of the Merger. The NCC Shareholder Meeting will be called, held and conducted, and any proxies will be solicited, in compliance with applicable law. NCC shall provide to its shareholders all such information in connection with the NCC Shareholder Meeting as Capital or its counsel may reasonably request in order to satisfy the disclosure requirements of, or meet the conditions of private placement exemptions under, applicable federal and state securities laws as they relate to the issuance of Capital Common Stock hereunder. NCC shall, if and to the extent requested by Capital, subject to the fiduciary obligations of the directors of NCC as advised by counsel, use its best efforts to solicit from shareholders of NCC proxies in favor of such adoption and approval and shall take all other action necessary or, in the opinion of Capital, helpful to secure a unanimous vote of NCC shareholders in favor of the Merger. At the NCC Shareholder Meeting, NCC shall cause to be voted all shares of Company Common Stock with respect to which proxies in the form distributed by NCC shall have been given in favor of the Merger.

         6.4 ACTION OF SHAREHOLDERS. NCC shall take all action necessary in accordance with the California Law and its Articles of Incorporation and Bylaws to convene NCC Shareholder Meeting as promptly as practicable to consider and vote upon this Agreement (including, without limitation, the plan of merger contained herein) and the Merger.

         6.5 ADDITIONAL AGREEMENTS. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, including using reasonable efforts to obtain all necessary waivers, consents and approvals and to effect all necessary registrations and filings, including, but not limited to, any required filings under the Hart-Scott-Rodino Antitrust Improvements Act and submissions of information requested by governmental authorities.

         6.6 NO NEGOTIATIONS, ETC. NCC shall not (nor shall it permit any of the Subsidiaries to), directly or indirectly, through any officer, director, agent or otherwise, solicit, initiate or encourage submission of any inquiry, proposal or offer from any person or entity (including any of its or their officers or employees) other than Capital relating to any liquidation, dissolution, recapitalization, merger, consolidation or acquisition or purchase of all or a material portion of the assets of, or any equity interest in, NCC or any Subsidiary or other similar transaction or business combination involving NCC or any Subsidiary, or participate in any discussions or negotiations regarding, or furnish to any other person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by, or consider, entertain or accept any proposal or offer from, any other person or entity to do or seek any of the foregoing. NCC shall promptly notify Capital if any such proposal or offer, or any inquiry from or contact with any person with respect thereto, is made and shall promptly provide Capital with such information regarding such proposal, offer, inquiry or contact as Capital may request.

         6.7 NOTIFICATION OF CERTAIN MATTERS. Each party shall give prompt notice to each other party of (a) the occurrence or failure to occur of any event, conditions, fact or circumstance which occurrence or failure would be likely to cause any representation or warranty on its part contained in this Agreement to be untrue or inaccurate at, or at any time prior to, the Effective Time, and (b) any material failure of such party, or any officer, director, shareholder, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder.

                                    ARTICLE 7
                                     CLOSING

         7.1 ACTIONS BY NCC. At the Closing, NCC shall deliver or cause to be delivered to Capital (and to the other parties to the instruments referred to below as applicable), in form and substance reasonably acceptable to Capital, each of the following instruments or materials, duly executed:

                  (a) A copy of the articles or certificate of incorporation of NCC and each Subsidiary as in effect on the Closing Date, certified by the secretary of state of the applicable state of incorporation as of a date not more than 15 days prior to the Closing Date.

                  (b) A certificate executed by the Secretary and by the President of NCC and each Subsidiary, dated the Closing Date, to the effect that: (i) the copy of the bylaws of NCC or such Subsidiary, as applicable, attached to such certificate is a true, correct and complete copy of the Bylaws of such corporation as currently in effect;
         (ii) NCC or such Subsidiary, as applicable, owns no shares of capital stock of any other corporation; and (iii) a true copy of each consent required by a Contract to which NCC or such Subsidiary, as applicable, is a party is attached to such certificate and each such consent is in full force and effect.

                  (c) A certificate executed by the President and by the Chief Financial Officer of NCC, dated the Closing Date, to the effect that:
         (i) NCC and the Subsidiaries are in compliance with all the terms, covenants and conditions contained in this Agreement on their part to be complied with; (ii) all representations and warranties of NCC and the Subsidiaries contained in this Agreement were true and correct when made and are true and correct as of the Closing Date except as to changes required or contemplated by this Agreement; (iii) the Financial Statements are correct and complete, present fairly the financial position, results of operations, and changes in financial position of the consolidated business and operations of NCC and its Subsidiaries (taken as a whole) as of the dates or for the periods indicated, are consistent with the books and records of the entities to which they relate and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved; and (iv) to the best knowledge of such person, no shareholder of NCC, or member of the family of a shareholder of NCC, has any unsatisfied claim against NCC or any Subsidiary or any asset thereof, except as specifically set forth on a Schedule to this Agreement.

                  (d)  The   resignation  of  all  directors  of  NCC  from  all
         directorships held by them with NCC or any Subsidiary.

                  (e) Such documentation relating to the Merger as Capital may reasonably request or as may otherwise be required to effectuate the Merger or contemplated hereby.

                  (f) The opinion of counsel to NCC and the Subsidiaries, satisfactory in form and substance to Capital, dated the Closing Date, to the effect that:

                           (i) NCC and each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is qualified as a foreign corporation in each jurisdiction in which its owning, leasing or licensing of property or conduct of business requires such qualification and has all requisite power to own all of its properties and to carry on its business as presently being conducted;

                           (ii) The authorized  capital of the Company  consists
                  of shares of capital stock, designated "Common Stock," having a stated value of $1.08 per share, of which the number of shares indicated in such letter are outstanding, all of which were duly and validly issued and are fully paid and non-assessable.

                           (iii) Each of the Subsidiaries is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation.

                           (iv) NCC owns all of the outstanding capital stock of
                  each of the Subsidiaries, free and clear of any lien, claim or encumbrance.

                           (v) NCC has the  corporate  power to  consummate  the
                  transactions on its part contemplated by this Agreement; the Company has duly taken all requisite corporate action to authorize this Agreement and the articles of merger contemplated hereby; and this Agreement and such articles of merger have been duly executed and delivered by NCC and constitute valid and binding obligations of the Company.

                           (vi) No actions are  required to be taken in order to
                  make the Merger effective which have not been taken on or prior to the delivery of such letter except the delivery of the articles of merger contemplated hereby in Section 1.3 to the Secretary of State of the State of California, and the filing thereof by the Secretary of State of the State of California, in accordance with Chapter 11 of the California Law;

                           (vii) To the knowledge of such counsel after reasonable inquiry, there are no outstanding subscriptions, warrants or options for the purchase of shares of capital stock or any securities convertible into or exchangeable for shares of capital stock or any other commitments of any kind for the issuance of additional shares of capital stock of NCC or any Subsidiary;

                           (viii) Neither the execution and delivery of this Agreement nor the performance of the transactions contemplated hereby will constitute a breach or violation of the articles or certificate of incorporation or bylaws (or the equivalent instruments) of NCC or any Subsidiary or of any Contract, or of any law, order, regulation or decree by which NCC or any Subsidiary is bound;

                           (ix) Such  counsel is not aware of any action,  suit,
                  proceeding  or claim  pending or  threatened  against NCC, any
                  Subsidiary   or  any  of  their   respective   properties   or
                  businesses,   except  as  described  on  a  Schedule  to  this
                  Agreement;

                           (x) Nothing has come to the attention of such counsel
                  which would give such counsel reasonable cause to believe that any of the representations and warranties of NCC or any of the Subsidiaries contained in this Agreement or in any certificate delivered to Capital pursuant to this Agreement are false or misleading.

         With respect to any opinion of such counsel relating to the enforceability of any agreement or contract, such opinion may be qualified as to the application of bankruptcy, receivership or similar laws of general application restricting the enforcement of contractual rights, and no opinion need be expressed as to the ability to specifically enforce any of the provisions, other than obligations to pay money, of such agreements.

                  (g) Each of Cono DiPietro, Marc Weisman, Merilee Ah Lan, F.A. Shouse, Stephanie Meyer and Donald G. Lewin shall have entered into employment or consulting arrangements with Capital in form and substance mutually acceptable to Capital and Cono DiPietro.

         7.2 SIMULTANEOUS ACTION. All actions taken at the Closing shall be deemed to occur simultaneously.

                                    ARTICLE 8
                                 INDEMNIFICATION

         8.1 GENERAL. NCC shall indemnify, defend and hold Capital harmless from and against any damage (including costs, fees of counsel and expenses reasonably incurred), loss or reduction in value suffered by Capital by reason of the incorrectness or breach of any of the representations or warranties of NCC or any of the Subsidiaries contained in this Agreement or in any certificate delivered to Capital at the Closing or otherwise in connection with the transactions contemplated by this Agreement.

         8.2 LIMITATIONS ON INDEMNIFICATION UNDER SECTION 8.1.

                  (a) Unless the  indemnification  right  provided to Capital in
Section 8.1 shall arise by reason of fraud or fraudulent concealment on the part of NCC or any Subsidiary, then (i) Capital shall be entitled to recover its damages, losses or reductions in value resulting from all such breaches or incorrectness; and (ii) excluding claims based on fraud, the indemnification rights of Capital set forth in Section 8.1 shall expire on the first anniversary of the Closing Date, except as to claims to an indemnification asserted by Capital prior to such anniversary date which had not been satisfied or otherwise resolved as of such date. The damages, losses and reductions in value that Capital shall be entitled to recover hereunder shall include (without limitation) any excess of amounts actually paid by or on behalf of NCC with respect to liabilities over amounts accrued or reserved in the Financial Statements with respect to such liabilities, whether or not such liabilities are disclosed or referenced in this Agreement or on any Schedule or Exhibit hereto. The indemnification rights of Capital with respect to claims based on fraud shall not be subject to any time limits except as provided by the applicable statute of limitations.

                  (b) The parties acknowledge and agree that the escrow to be established pursuant to Section 8.3, and the right of Capital to set off any indemnification obligation of NCC against shares of Capital Common Stock subject to such escrow arrangements, is an exclusive remedy for indemnity claims not based on fraud and that Capital's remedies for indemnity claims based on fraud shall include the right to set off any such indemnification obligation of NCC against shares of Capital Common Stock subject to such escrow arrangements as well as any other remedies provided at law or in equity. For purposes of determining the value of shares of Capital Common Stock to be offset pursuant to any indemnification obligation hereunder, the per share value shall be deemed to be equal to the average of the last reported per share sale price for Capital Common Stock (as reported by the OTC Bulletin Board Market or such other market or exchange on which the Capital Common Stock may be traded at the time of determination) for the ten trading days immediately preceding the date Capital is finally determined to be entitled to indemnity compensation.

         8.3 ESCROW ARRANGEMENT AND RIGHT TO SETOFF. Simultaneously with the Closing, a portion of the Merger Consideration consisting of 150,000 shares of Capital Common Stock (the "Escrow Shares") will be deposited in escrow with Capital, as escrow agent, pursuant to the terms and conditions of an Escrow Agreement to be reasonably satisfactory to Capital and NCC and to be executed and delivered at the Closing. The Escrow Agreement shall provide that the Escrow Shares shall be held in and retained in the escrow account until the escrow arrangement is terminated by its terms and will otherwise be subject to the indemnity claims for which the escrow arrangement is being established. The purpose of the escrow arrangement is to support the indemnity obligations of NCC and to otherwise compensate the Capital in the event of any breach of any representation, warranty or covenant of NCC or any Subsidiary set forth herein. In the event Capital asserts or alleges, at any time within the period commencing on the Closing Date and continuing until the date that is one (1) year following the Closing Date, any claim for indemnity or other form of liability or obligation of NCC or any Subsidiary under this Agreement or any of the related transaction documents, the escrow agent shall withhold a number of the Escrow Shares having a fair market value as of the time of such determination equal to the amount of such liability or obligation and maintain them in the escrow agent's possession pending resolution of the applicable claim for indemnity. Such Escrow Shares shall be set off against and applied to satisfy all such claims for indemnity or other liabilities or obligations of NCC and the Subsidiaries hereunder, and the Escrow Agreement shall contain appropriate provisions for the distribution of any remaining Escrow Shares at the termination of the escrow period to the former holders of NCC Common Stock entitled to receive such shares as Merger Consideration hereunder.

         8.4 REMEDIES. Notwithstanding any contrary terms or provisions set forth herein, the parties acknowledge and agree that this Agreement shall not limit the rights or remedies of any party that would otherwise be available at law or in equity for claims based on or arising out of fraud. With respect to any other claims, Capital's remedies and recourse are limited to the parties to this Agreement and to setoff against the Escrow Shares pursuant to Section 8.3 above.

                                    ARTICLE 9
                        TERMINATION, AMENDMENT AND WAIVER

         9.1 TERMINATION. Subject to Section 9.5, this Agreement may be terminated prior to the Effective Time:

                  (a) by Capital if there has been a material breach by NCC or any Subsidiary of any covenant or agreement of NCC or such Subsidiary set forth in this Agreement or in any other agreement or instrument delivered to Capital, which breach has not been cured within 30 days of the date on which written notice of such breach was first given to NCC or which is not capable of being cured by the Scheduled Closing Time;

                  (b) by NCC if there has been a material breach by Capital of any covenant or agreement of Capital in this Agreement, which breach has not been cured within 30 days of the date on which written notice of such breach was first given to Capital or which is not capable of being cured by the Scheduled Closing Time;

                  (c) by Capital if Capital reasonably determines that the timely satisfaction of any condition set forth in Article 4 by the Scheduled Closing Time has become impossible (other than as a result of any failure on the part of Capital or Merger Sub to comply with or perform any covenant or obligation of Capital or Merger Sub set forth in this Agreement);

                  (d) by NCC if NCC reasonably determines that the timely satisfaction of any condition set forth in Article 5 by the Scheduled Closing Time has become impossible (other than as a result of any failure on the part of NCC or any Subsidiary to comply with or perform any covenant or obligation set forth in this Agreement or in any other agreement or instrument delivered to Capital);

                  (e) by Capital at or after the Scheduled Closing Time if any condition set forth in Article 4 has not been satisfied by the Scheduled Closing Time (other than as a result of any failure on the part of Capital or Merger Sub to comply with or perform any covenant or obligation of Capital or Merger Sub set forth in this Agreement); or

                  (f) by NCC at or after the Scheduled Closing Time if any condition set forth in Article 5 has not been satisfied by the Scheduled Closing Time (other than as a result of any failure on the part of NCC or any Subsidiary to comply with or perform any covenant or obligation set forth in this Agreement or in any other agreement or instrument delivered to Capital);

                  (g) by Capital if the Closing has not taken place on or before the Final Date (as hereinafter defined) (other than as a result of any failure on the part of Capital to comply with or perform any covenant or obligation of Capital set forth in this Agreement);

                  (h) by NCC if the Closing has not taken place on or before the Final Date (other than as a failure on the part of NCC or any Subsidiary to comply with or perform any covenant or obligation set forth in this Agreement or in any other agreement or instrument delivered to Capital);

                  (i) by the mutual consent of Capital and NCC.

         As used herein, the Final Date shall be November 1, 1998; provided, however, that the Final Date may be extended up to an additional 30 days by Capital or NCC giving written notice of such extension to the other prior to November 1, 1998.

         9.2 TERMINATION PROCEDURES. If Capital wishes to terminate this Agreement pursuant to Section 9.1(a), Section 9.1(c), Section 9.1(e) or Section 9.1(g), Capital shall deliver to NCC a written notice stating that Capital is terminating this Agreement and setting forth a brief description of the basis on which Capital is terminating this Agreement. If NCC wishes to terminate this Agreement pursuant to Section 1.6(b), Section 9.1(b), Section 9.1(d), Section 9.1(f) or Section 9.1(h), NCC shall deliver to Capital a written notice stating that NCC is terminating this Agreement and setting forth a brief description of the basis on which NCC is terminating this Agreement.

         9.3 EFFECT OF TERMINATION.  If this Agreement is terminated pursuant to
Section 9.1, all further obligations of the parties under this Agreement shall terminate; provided, however, that: (a) neither NCC nor Capital shall be relieved of any obligation or liability arising from any prior breach by such party of any provision of this Agreement. If this Agreement is terminated pursuant to Section 9.1 as a result of the inaccuracy of any representation or warranty of Capital or the Merger Sub or the inaccuracy of any representation or warranty of NCC, the party making such inaccurate representation or warranty shall be subject to liability for the termination of this Agreement as a result thereof only if and to the extent that any Responsible Officer (as defined below) of such party had actual knowledge of such inaccuracy. For purposes hereof, "Responsible Officer" of any party shall mean the chairman of the board of directors, the chief executive officer, the chief operating officer, the chief financial officer, any executive vice president or the treasurer of such party.

         9.4 AMENDMENT. This Agreement may not be amended except by an instrument in writing approved by the parties to this Agreement and signed on behalf of each of the parties hereto; provided, however, that, after approval of the Merger by the shareholders of NCC, no amendment may be made which changes the Merger Consideration as to which each share of Company Common Stock will be converted in the Merger or effects any change which would materially and adversely affect the shareholders of NCC without the further approval of the shareholders of NCC.

         9.5 WAIVER. At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other party hereto or (b) waive compliance with any of the agreement of any other party or with any conditions to its own obligations, in each case only to the extent such obligations, agreements and conditions are intended for its benefit. No failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any party hereto in exercising any power, right, privilege or remedy under this agreement, shall operate as a waiver of such power, right, privilege or remedy, and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or future exercise thereof or of any other power, right, privilege or remedy. No party hereto shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party, and any such waiver shall not be applicable or have any effect except in the specific instance in which it was given.

                                   ARTICLE 10
                                  MISCELLANEOUS

         10.1 SURVIVAL. All covenants, agreements, representations and warranties contained in this Agreement or any certificate or other document delivered pursuant to this Agreement shall survive the Closing, the payment of all amounts due hereunder and any investigation conducted by or on behalf of Capital or NCC, as applicable.

         10.2 FINDERS. Each of Capital, the Merger Sub, NCC and the Subsidiaries represents and warrants to each other that it has no obligation to any third party which might give rise to a claim for a brokerage commission, finder's fee or similar payment to any person in connection with the transactions contemplated by this Agreement, other than such obligation of Capital to Miller Capital Corporation. Capital shall indemnify, defend and hold NCC harmless, and NCC shall indemnify, defend and hold Capital, the Surviving Corporation and its subsidiaries harmless, from and against all claims by their respective finder, broker or similar person with respect to the consummation of this Agreement and all transactions contemplated hereby, other than such obligation of Capital to Miller Capital Corporation (as to which the indemnity of NCC shall not apply).

         10.3 EXPENSES. All expenses incurred by Capital or NCC (including fees of counsel and accountants) in connection with the preparation of this Agreement and the transactions contemplated hereby shall be borne by the party incurring the same.

         10.4 ATTORNEYS' FEES. In the event either party hereto institutes an action or other proceeding to enforce any rights arising under this Agreement, the party prevailing in such action or other proceeding shall be paid all reasonable costs and attorneys' fees by the other party, such fees to be set by the court or arbitrators, as the case may be, and not by a jury and to be included in any judgment entered in such proceeding.

         10.5 FURTHER ACTIONS. Capital, the Merger Sub, NCC and the Subsidiaries shall, without further consideration, execute and deliver any further or additional instruments and perform any acts which may become reasonably necessary in order to effectuate and carry out the purposes of this Agreement.

         10.6 SEVERABILITY. In the event any term or provision of this Agreement is declared to be invalid or illegal, for any reason, this Agreement shall remain in full force and effect and the same shall be interpreted as though such invalid and illegal provision were not a part hereof.

         10.7 NOTICES. Any notice or communication to be given under the terms of this Agreement ("Notice") shall be in writing and shall be personally delivered or sent by mail or facsimile. Notice shall be effective (i) if personally delivered, when delivered; (ii) if by facsimile, upon receipt of confirmation of successful transmission; and (iii) if mailed, at midnight on the fourth business day after deposit in the mail with airmail postage prepaid. Notices shall be addressed as follows:

If to Capital:          Donald R. Head, Chief Executive Officer
                        Capital Title Group, Inc.
                        14555 North Scottsdale Road, Suite 320
                        Scottsdale, Arizona 85254
                        Telephone: (602) 483-8868
                        Fax: (602) 483-8968

With copies to:         Dale A. Head, Esq.
                        Capital Title Group, Inc.
                        14555 North Scottsdale Road, Suite 320
                        Scottsdale, Arizona  85254
                        Telephone: (602) 483-8868
                        Fax: (602) 483-8968

                        and

                        Christopher D. Johnson, Esq.
                        Squire, Sanders & Dempsey L.L.P.
                        40 North Central Ave., Suite 2700
                        Phoenix, Arizona 85004
                        Telephone: (602) 528-4000
                        Fax: (602) 253-8129

If to NCC:              Cono DiPietro, Chief Executive Officer
                        Northwestern Consolidated Corporation
                        439 College Avenue
                        Santa Rosa, California  95404
                        Telephone: (707) 542-5185
                        Fax: (707) 542-9325

With copy to:           Donald G. Lewin, Esq.
                        Northwestern Consolidated Corporation
                        439 College Avenue
                        Santa Rosa, California  95404
                        Telephone: (707) 542-5185
                        Fax: (707) 542-9325

or at such other address as a party may from time to time designate by Notice hereunder.

         10.8 ENTIRE AGREEMENT. This Agreement, together with any other and further documents executed and delivered at the Closing, constitutes and embodies the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings or agreements whether oral or in writing.

         10.9 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona (without reference to the provisions thereof relating to conflicts of laws).

         10.10 HEADINGS; INTERPRETATION. The Section headings and Article headings used herein are for convenience and reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement. When used in this Agreement, the term "including" shall mean without limitation by reason of enumeration. The definition of a term in the plural form shall include the singular form, and the singular the plural, as the context requires. Any masculine personal pronoun shall be considered to mean the corresponding feminine personal pronoun, as the context requires.

         10.11 SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, as the case may be. Capital may assign any of its respective rights or obligations hereunder to a wholly owned subsidiary of Capital, provided that as a condition to any such assignment, Capital shall not be released from its liabilities and obligations arising under this Agreement. Neither NCC nor any of the Subsidiaries may assign any of their respective rights or obligations under to any party without the prior written consent of Capital, and any such purported assignment in violation of this provision shall be null and void.

         10.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed a duplicate original.

         10.13 SATISFACTION OF CONDITIONS PRECEDENT. Each party shall cooperate with the other parties hereto and use its or his best efforts to satisfy each of the conditions precedent to the accomplishment of the transactions contemplated by this Agreement.

         10.14 PUBLIC STATEMENTS. Except as required by applicable law, no party shall make any public announcement or statement with respect to the Merger, this Agreement or any related transaction without the approval of the other parties, which approval will not be unreasonably withheld. Moreover, each party agrees to consult with the other parties prior to issuing any such public announcement or statement.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be executed as of the 1st day of September, 1998.


                                        CAPITAL TITLE GROUP, INC.

                                        By       /s/ Donald R. Head
                                          --------------------------------------
                                        Its      Chief Executive Officer
                                           -------------------------------------

                                                                       "CAPITAL"

                                        NEW CENTURY TITLE COMPANY OF
                                        NORTHERN CALIFORNIA

                                        By       /s/  Donald R. Head
                                          --------------------------------------
                                        Its      Chief Executive Officer
                                           -------------------------------------

                                                                    "MERGER SUB"

                                        NORTHWESTERN CONSOLIDATED
                                        CORPORATION

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                                                           "NCC"

                                        NORTHWESTERN TITLE COMPANY OF
                                        ALAMEDA

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                        NORTHWESTERN TITLE SECURITY COMPANY

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                        NORTHWESTERN ACCOMMODATION
                                        COMPANY

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                        NW SERVICE COMPANY

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                        NAVE CORPORATION

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                        NORTHWESTERN TITLE INSURANCE COMPANY

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                        RECON SERVICES CORPORATION

                                        By       /s/ Cono Dipietro
                                          --------------------------------------
                                        Its      President
                                           -------------------------------------

                                                                  "SUBSIDIARIES"